CONVERTIBLE REDEEMABLE PREFERRED SHARES	12 Months Ended
Dec. 31, 2020
Temporary Equity Disclosure [Abstract]
CONVERTIBLE REDEEMABLE PREFERRED SHARES
14.	CONVERTIBLE REDEEMABLE PREFERRED SHARES
In 2015, the Company issued Series A convertible redeemable preferred shares to a group of investors.
Voting Rights
The holders of Series A Preferred Shares and ordinary shares shall vote together based on their shareholding ratio.
Dividends
If the Board of Directors decides to pay dividends, the holders of the Series A Preferred Shares shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend on the Ordinary Shares at the rate of 8% of the applicable preferred share issue price per annum on each Series A Preferred Shares, payable in U.S. dollars and annually when, as and if declared by the Board. Such distributions shall not be cumulative.
Redemption
At any time after the earlier of (i) termination of Mr. Larry Xiangdong Chen’s full-time empl
o
yment relationship with the Group prior to a Qualified Initial Public Offering (“QIPO”), (ii) termination of the full-time employment relationship of any two of the founders (other than Mr. Larry Xiangdong Chen) with the Group prior to a QIPO, (iii) June 30, 2018, if the company has not consummated a QIPO due to the reason that the Founders of the Company disapprove or otherwise fail to approve a QIPO whilst the Company has satisfied, or is reasonably expected to satisfy the requirements necessary to consummate a QIPO, (iv) June 30, 2018, if the company has not consummated a QIPO due to any other reasons (other than the reason set forth in the Situation (iii)), (v) the failure by the Series A Preferred Shares holders to conduct the inspection contemplated for reasons attributable to the Seller Parties, or (vi) any material breach by the Group, the founders or the BVI companies of any representatives, warranties or covenants, the Company or the CEO shall redeem all or portion of respective outstanding Series A Preferred Shares within two months after the Company or the founders receive the redemption notice.
The redemption price shall be a return at a specified rate per annum single annually from the original issue date to the date on which the applicable redemption amount is paid in full. A specified rate might be (a) 20% if the redemption is initiated pursuant to Situation(i); (b) 10% if the redemption is initiated pursuant to Situation (ii); (c) 15% if the redemption is initiated pursuant to Situation (iii); (d) 12% if the Redemption is initiated pursuant to Situation (iv)-(vi), as applicable. There was no convertible redeemable preferred shares as of December 31, 2019 and 2020.
Liquidation
In the event of liquidation, the holders of Series A Preferred Shares shall be entitled to receive, prior to the holders of ordinary shares, the relevant amount per Series A Preferred Share equal to (i) 150% of the applicable Series A Preferred Share issue price, plus (ii) an amount accruing thereon at a compound annual rate of 8% of the applicable Series A Preferred Share issue price, plus (iii) all declared but unpaid dividends thereon.
In the event of insufficient funds available to pay in full the preference amount in respect of Series A Preferred Shares, the entire assets and funds of the Company legally available for distribution to the holders of Series A Preferred Shares shall be distributed on a pro rata basis among the holders of Series A Preferred Shares in proportion to issued price.
Conversion
Each Preferred Share shall automatically be converted into Ordinary Shares at the then applicable preferred share conversion price upon the closing of an underwritten public offering of the ordinary shares of the Company in the United States; or upon the prior written approval of the holders of at least two thirds of the Series A Preferred Shares.
The conversion rate for Series A Preferred Shares shall be determined by dividing Series A Preferred Shares issue price by the conversion price then in effect at the date of the conversion. The initial conversion price will be the Series A Preferred Share issue price (i.e., a 1-to-1 initial conversion ratio), which will be subject to adjustments to reflect stock dividends, stock splits and other events.
Modification of preferred shares
In March 15, 2019, the Company and the Series A Preferred Share investors agreed to (i) extend the original redemption date of the Series A Preferred Shares from June 30, 2018 to June 30, 2020, (ii) removed the termination of the full-time employment relationship of any two of the founders of the Group prior to a Qualified Initial Public Offering (“QIPO”) as a redemption triggering event and (iii) changed the liquidation preference to include an automatic termination once a QIPO occurs. As this transaction represented a modification as opposed to an extinguishment of preferred shares, only an increase in fair value required accounting. The Company calculated the increase in fair value of the Series A Preferred Share at the modification date resulting from the changes described and concluded that the increase was insignificant.
The change in the balance of Series A Preferred Shares included in mezzanine equity for the years ended December 31, 2018, 2019 and 2020 are as follows:

Series A
Preferred Shares
RMB
Balance as of January 1, 2018	427,130
Accretion of Series A Preferred Shares	38,930

Balance as of January 1, 2019	466,060
Accretion of Series A Preferred Shares	16,772
Conversion to ordinary shares	(482,832)

Balance as of December 31, 20 19	—

The Group recognizes changes in the redemption val
u
e ratably over the redemption period. Increases in the carrying amount of the redeemable preferred shares are recorded by charges against retained earnings, or in the absence of retained earnings, by charges as reduction of additional paid-in
capital until additional
paid-in
capital is reduced to zero. Once
paid-in
capital is reduced to zero, the redemption value measurement adjustment is recognized as an increase in accumulated deficit.
Upon the completion of the initial public offering, all of the Company’s Series A Preferred Share were converted into 35,625,002 ordinary shares on an one-to-one
basis.